Exhibit 10.11

DB Aviator Manager, LLC
750 Park of Commerce Drive, Suite 210
Boca Raton, Florida 33487

July 22, 2020

Re:    Joinder and Amendment to Letter Agreement

Dear Ladies and Gentlemen:

Reference is made to that certain letter agreement dated July 21, 2020 (the “Letter Agreement”, and the Letter Agreement, as amended by this letter agreement, the “Amended Letter Agreement”), by and among Aviator Holdings, LP, a Delaware limited partnership (the “Company”), its general partner, DB Aviator Manager, LLC, a Delaware limited liability company (the “GP”), its limited partners, Public Sector Pension Investment Board, a Canadian Crown Corporation (“PSP”) and Aviator DC REIT, LLC, a Delaware limited liability company (“DC REIT” and, together with PSP, the “Limited Partners”), Caledon Vantage Aggregator, L.P., a Delaware limited partnership (“Caledon Vantage”), Caledon Taurus Investments, L.P., an Ontario limited partnership (“Caledon Taurus”), Caledon Andromeda Investments II, L.P., a Delaware limited partnership (“Caledon Andromeda” and together with Caledon Vantage and Caledon Taurus, “Caledon”), DB Aviator Holdings, LLC, a Delaware limited liability company (“DBAH”), DB Aviator Holdings 2A, LLC, a Delaware limited liability company (“DBAH 2A”), DB Aviator Holdings 2B, LLC, a Delaware limited liability company (“DBAH 2B”), DB Aviator Holdings 3, LLC, a Delaware limited liability company (“DBAH 3”), AS Motors Holdings, LP, a Delaware limited partnership (“AS Motors”), each of Sureel Choksi, Sharif Metwalli, David Renner, Lee Kestler, Chris Yetman, Joe Goldsmith, Justin Thomas and Steve Lim (the “Management Members” and, collectively with PSP, Caledon, DBAH, DBAH2A, DBAH2B, DBAH 3 and AS Motors, the “Selling Parties”), and each of Marc Ganzi and Ben Jenkins (the “Carry Rollover Partners”). All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Letter Agreement. For the avoidance of doubt, references herein and in the Amended Letter Agreement to the Aviator Holdings LPA shall continue to refer to the Aviator Holdings LPA as in effect on July 21, 2020, prior to the transactions contemplated by the Restructuring Agreement and the Investment Agreement.
The parties to the Letter Agreement desire to amend the Letter Agreement as follows:

1.Amendment to Section 1 of Letter Agreement. Section 1 of the Letter Agreement is hereby deleted in its entirety and replaced with the following text:
“1.    Proceeds of Sale. It is anticipated that the Selling Parties will receive the net proceeds of the Sale as follows:

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a.
On the closing date of the Sale (the “Closing Date”), a payment in the amount of the Estimated Closing Consideration (as defined in the Investment Agreement) (the “Closing Date Payment”), as adjusted in accordance with the terms of the Investment Agreement;

b.
Following the Closing Date, subject to the execution within forty-five (45) days after the Closing Date of the Specified BBNB Lease Amendment (as defined in the Investment Agreement), a payment in the amount of the Specified BBNB Lease Escrow Funds (the “Quincy Adjustment”); and

c.
Following the Closing Date, one or more other payments in an amount to be determined in respect of earnout payments, escrow releases, deferred purchase price payments and/or other purchase price adjustments (each, a “Post-Closing Proceeds Adjustment” and, together with the Closing Date Payment and the Quincy Adjustment, the “Sale Payments”).

d.	It is intended that all Post-Closing Proceeds Adjustments and the Quincy Adjustment will be treated as adjustments to the Closing Date Payment.”
2.Amendment to Section 4 of Letter Agreement. Section 4 of the Letter Agreement is hereby deleted in its entirety and replaced with the following text:
“4.     Carry Rollover; GP Interest Conversion. The Buyer Group has required that the Carry Rollover Partners, who would otherwise be entitled to receive certain amounts in cash with respect to the Closing Date Payment and the Quincy Adjustment by virtue of their membership interests in the GP, instead convert a portion of such amounts into Class A Units of the Company and contribute such Class A Units to the Buyer Group, in exchange for interests in the Buyer Group (the “Carry Rollover” and, together with the Caledon Rollover and the Management Rollover, the “Rollover Transactions”) as follows:

a.	On the Effective Date (as defined in the Restructuring Agreement), and pursuant to the Restructuring Agreement:

i.
The indicative amount of the Closing Date Payment due to the Selling Parties shall be calculated in accordance with the Investment Agreement, and the indicative allocation of the Closing Date Payment to the GP shall be determined in accordance with Section 2, above, in each case without regard to the Carry Rollover;

ii. 10.18181818% (the “Carry Rollover Percentage”) of the amounts the GP would otherwise be entitled to receive pursuant to the foregoing clause (i) in respect of the Closing Date Payment (the “Closing Carry Rollover Amount”) shall be converted into Class A Units in the Company (the “Closing Converted Interest”);

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iii.In respect of the Closing Date Payment, the Carry Rollover Partners shall receive a distribution of the Closing Converted Interest, and each of (i) the cash payments required to be made by the Buyer Group on the Closing Date under the Investment Agreement, and (ii) the cash payments to which the GP and the Carry Rollover Partners would otherwise be entitled pursuant to Section 2 shall be reduced by an amount equal to the Closing Carry Rollover Amount;
iv.Upon receipt of the Closing Converted Interest, the Carry Rollover Partners shall contribute the Closing Converted Interest to the Buyer Group, in exchange for an interest in the Buyer Group as set forth in the subsequent steps of the Restructuring Agreement and in Exhibit 2.1 of the Investment Agreement, such that the Carry Rollover Partners ultimately contribute such interest to DCR YieldCo Holdings, LP (“DCR Holdings”), in exchange for an interest therein; and

v.
The Closing Carry Rollover Amount shall be treated as having been paid by the Buyer Group and distributed to the GP in accordance with Section 2 for all purposes under the Investment Agreement, this Letter Agreement, the Aviator Holdings LPA, the governing documents of the YieldCo Entities and the Inter-Seller Agreement.

b.	If the Quincy Adjustment occurs, on the effective date of the Quincy Adjustment:

i.
The indicative amount of the Quincy Adjustment due to the Selling Parties shall be calculated in accordance with the Investment Agreement, and the indicative allocation of the Quincy Adjustment to the GP shall be determined in accordance with Section 2 above, in each case without regard to the Quincy Carry Rollover Amount (defined below);

ii. The Carry Rollover Percentage of the amounts the GP would otherwise be entitled to receive pursuant to the foregoing clause (i) in respect of the Quincy Adjustment (the “Quincy Carry Rollover Amount”) shall be converted into Class A Units in the Company (the “Quincy Converted Interest”);
iii.In respect of the Quincy Adjustment, the Carry Rollover Partners shall receive a distribution of the Quincy Converted Interest, and each of (i) the cash payments required to be made by the Buyer Group from the Specified BBNB Lease Escrow Funds in respect of the Quincy Adjustment, and (ii) the cash payments to which the GP and the Carry Rollover Partners would otherwise be entitled pursuant to

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Section 2 shall be reduced by an amount equal to the Quincy Carry Rollover Amount;
iv.Upon the receipt of the Quincy Converted Interest, the steps of the Restructuring Agreement and Exhibit 2.1 of the Investment Agreement shall be adjusted, such that the entirety of the Quincy Converted Interest is ultimately contributed by the Carry Rollover Partners to DCR Holdings in accordance with the sequential transaction steps set forth therein (the “Carry Rollover Adjustment”), in exchange for an interest therein; and

v.
The Quincy Carry Rollover Amount shall be treated as having been paid by the Buyer Group and distributed to the GP in accordance with Section 2 for all purposes under the Investment Agreement, this Letter Agreement, the Aviator Holdings LPA, the governing documents of the YieldCo Entities and the Inter-Seller Agreement.

3.Amendment to Section 8 of Letter Agreement. Section 8 of the Letter Agreement is deleted in its entirety and replaced with the following text:
“8.    Post-Closing Earnout Rollover. Promptly following the Closing Date, and in any event prior to the first date on which a Post-Closing Proceeds Adjustment is anticipated to be received, each of the Carry Rollover Partners undertakes to assign and contribute to CC Valhalla Investor, LLC, a Delaware limited liability company (the “Post-Closing Earnout Rollover Vehicle”), on such terms and conditions as the Buyer Group and the Carry Rollover Partners shall reasonably agree, the right to receive forty percent (40%) of all Post-Closing Proceeds Adjustments to which the Carry Rollover Partners would otherwise be entitled pursuant to Section 2 by virtue of their membership interests in the GP (the “Post-Closing Earnout Rollover”). It is anticipated that the Post-Closing Earnout Rollover shall be structured as a direct or indirect assignment and contribution by the Carry Rollover Partners of an interest in the General Partner to the Post-Closing Earnout Rollover Vehicle, it being understood and agreed that the Buyer Group and the Carry Rollover Partners shall cooperate in good faith to structure the Post-Closing Earnout Rollover in a tax efficient manner.”
4.Joinder. Digital Bridge Holdings, LLC, a Delaware limited liability company, hereby joins as a party to the Amended Letter Agreement as though it were originally a party thereto, and further agrees to be bound by all provisions of the Amended Letter Agreement which are applicable to the Asset Manager (as defined therein).
5.Conformed Copy. The conformed text of Sections 1 through 11 of the Amended Letter Agreement is attached hereto as Annex 1.
6.Miscellaneous. The Post-Closing Earnout Rollover Vehicle shall be an intended third party beneficiary of Section 8 of the Amended Letter Agreement, entitled to enforce such Section in accordance with its terms. This Joinder and Amendment to Letter Agreement shall be

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governed by, and construed in accordance with, the laws of the state of Delaware (without giving effect to any conflict of laws provisions which would apply the law of a different jurisdiction).
REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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Please indicate your acceptance of the terms hereof by signing in the appropriate space below.

Very truly yours,

DB AVIATOR MANAGER, LLC

By:___/s/ Jeffrey Ginsberg______
Name: Jeffrey Ginsberg
Title: Authorized Signatory
Accepted and agreed as of the date
first above written:

DIGITAL BRIDGE HOLDINGS, LLC

By: /s/ Jeffrey Ginsberg
Name: Jeffrey Ginsberg
Title: Authorized Signatory

AVIATOR HOLDINGS, LP

By: DB Aviator Manager, LLC, its General Partner
By: /s/ Jeffrey Ginsberg
Name: Jeffrey Ginsberg
Title: Authorized Signatory
AVIATOR DC REIT, LLC

By:  /s/ Jeffrey Ginsberg
Name: Jeffrey Ginsberg
Title: Vice President and Secretary

[Signature Page to Joinder and Amendment to Carry Rollover Side Letter]

DB AVIATOR HOLDINGS, LLC

By: /s/ Jeffrey Ginsberg
Name: Jeffrey Ginsberg
Title: Vice President and Secretary

DB AVIATOR HOLDINGS 2A, LLC

By:  /s/ Jeffrey Ginsberg
Name: Jeffrey Ginsberg
Title: Vice President and Secretary

DB AVIATOR HOLDINGS 2B, LLC

By:  /s/ Jeffrey Ginsberg
Name: Jeffrey Ginsberg
Title: Vice President and Secretary

DB AVIATOR HOLDINGS 3, LLC

By:   /s/ Jeffrey Ginsberg
Name: Jeffrey Ginsberg
Title: Vice President and Secretary

[Signature Page to Joinder and Amendment to Carry Rollover Side Letter]

CALEDON VANTAGE AGGREGATOR, L.P.

By: Caledon Capital Investments Inc., its general partner

By:     /s/ David Rogers
Name:    David Rogers
Title: President

CALEDON ANDROMEDA INVESTMENTS II LP

By: Caledon Andromeda Partners II LP, its general partner

By: Caledon Partners Holdco Inc., its general partner

By:         /s/ David Rogers
Name:    David Rogers
Title: President

CALEDON TAURUS INVESTMENTS LP

By: CALEDON TAURUS PARTNERS LP, its general partner

By: CALEDON PARTNERS HOLDCO INC., its general partner

By:__/s/ Robert Shaw__________________
Name: Robert Shaw
Title: Secretary

[Signature Page to Joinder and Amendment to Carry Rollover Side Letter]

CARRY ROLLOVER PARTNERS

___/s/ Marc C. Ganzi______________
Marc C. Ganzi

___/s/ Benjamin J. Jenkins__________
Benjamin J. Jenkins

AS MOTORS HOLDINGS, LP

By: AS Motors Holdings GP, LLC, its General Partner

By:      /s/ Marc C. Ganzi
Name: Marc Ganzi
Title: Chief Executive Officer and President

[Signature Page to Joinder and Amendment to Carry Rollover Side Letter]

PUBLIC SECTOR PENSION

INVESTMENT BOARD

By:__/s/ Stephan Rupert_______________
Name: Stephan Rupert
Title: Authorized Signatory

By:___/s/ Michael Larkin______________
Name: Michael Larkin
Title: Authorized Signatory

[Signature Page to Joinder and Amendment to Carry Rollover Side Letter]

MANAGEMENT MEMBERS

Sureel Choksi

By: AVIATOR HOLDINGS, LLC, his legal representative under that certain Power of Attorney, effective March 24, 2017

By:   /s/ Jeffrey Ginsberg
Name: Jeffrey Ginsberg
Title: Vice President and Secretary

Sharif Metwalli

By: AVIATOR HOLDINGS, LLC, his legal representative under that certain Power of Attorney, effective March 24, 2017

By:     /s/ Jeffrey Ginsberg
Name: Jeffrey Ginsberg
Title: Vice President and Secretary

David Renner

By: AVIATOR HOLDINGS, LLC, his legal representative under that certain Power of Attorney, effective March 24, 2017

By:      /s/ Jeffrey Ginsberg
Name: Jeffrey Ginsberg
Title: Vice President and Secretary

Lee Kestler

By: AVIATOR HOLDINGS, LLC, his legal representative under that certain Power of Attorney, effective March 24, 2017

By:     /s/ Jeffrey Ginsberg
Name: Jeffrey Ginsberg
Title: Vice President and Secretary

[Signature Page to Joinder and Amendment to Carry Rollover Side Letter]

Chris Yetman

By: AVIATOR HOLDINGS, LLC, his legal representative under that certain Power of Attorney, effective March 24, 2017

By:    /s/ Jeffrey Ginsberg
Name: Jeffrey Ginsberg
Title: Vice President and Secretary

Joe Goldsmith

By: AVIATOR HOLDINGS, LLC, his legal representative under that certain Power of Attorney, effective March 24, 2017

By:      /s/ Jeffrey Ginsberg
Name: Jeffrey Ginsberg
Title: Vice President and Secretary

Justin Thomas

By: AVIATOR HOLDINGS, LLC, his legal representative under that certain Power of Attorney, effective March 24, 2017

By:       /s/ Jeffrey Ginsberg
Name: Jeffrey Ginsberg
Title: Vice President and Secretary

Steve Lim

By: AVIATOR HOLDINGS, LLC, his legal representative under that certain Power of Attorney, effective March 24, 2017

By:      /s/ Jeffrey Ginsberg
Name: Jeffrey Ginsberg
Title: Vice President and Secretary

[Signature Page to Joinder and Amendment to Carry Rollover Side Letter]

Annex 1

1.Proceeds of Sale. It is anticipated that the Selling Parties will receive the net proceeds of the Sale as follows:

a.
On the closing date of the Sale (the “Closing Date”), a payment in the amount of the Estimated Closing Consideration (as defined in the Investment Agreement) (the “Closing Date Payment”), as adjusted in accordance with the terms of the Investment Agreement;

b.
Following the Closing Date, subject to the execution within forty-five (45) days after the Closing Date of the Specified BBNB Lease Amendment (as defined in the Investment Agreement), a payment in the amount of the Specified BBNB Lease Escrow Funds (the “Quincy Adjustment”); and

c.
Following the Closing Date, one or more other payments in an amount to be determined in respect of earnout payments, escrow releases, deferred purchase price payments and/or other purchase price adjustments (each, a “Post-Closing Proceeds Adjustment” and, together with the Closing Date Payment and the Quincy Adjustment, the “Sale Payments”).

d.	It is intended that all Post-Closing Proceeds Adjustments and the Quincy Adjustment will be treated as adjustments to the Closing Date Payment.
2.Allocation of Sale Payments; Management Payments to GP.

a.
Solely for the purposes of determining the allocation of the Sale Payments among the various Equity Interests being directly or indirectly sold by the Selling Parties under the Investment Agreement, the Selling Parties are treating the Sale Payments as having been received by Vantage, and the Asset Manager shall allocate the Sale Payments as among the Selling Parties (other than the GP) in proportion to their respective direct and indirect holdings of Equity Interests in Vantage (without duplication) as of immediately prior to the transactions contemplated by the Restructuring Agreement, which such holdings are set forth on Exhibit A hereto.

b.
Each of AS Motors and each Management Member acknowledges and agrees that, at the time such party acquired its direct or indirect Equity Interests in Vantage, it was the intent of the parties that in connection with a Sale Transaction, each of them be obligated to make payments to the GP on substantially the same terms as set forth for the Limited Partners under the Aviator Holdings LPA. Accordingly, each of AS Motors and each Management Member agrees to make payments to the GP in respect of its portion of the Sale Payments as though such party were a Limited Partner under the Aviator Holdings LPA.

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c.
The Asset Manager shall allocate the Sale Payment due to each Limited Partner, AS Motors and the Management Members as between the GP and such Selling Party in accordance with Section 5.5 of the Aviator Holdings LPA (in the case of AS Motors and the Management Members, treating such Selling Parties as if they were Limited Partners of the Company in accordance with the foregoing Section 2b). For the avoidance of doubt, the GP shall further allocate the amounts received by DC REIT among the other Selling Parties in accordance with the terms of the applicable Operative Documents.

d.
The Asset Manager shall use commercially reasonable efforts to cause the Buyer Group to make the Sale Payments directly to the Selling Parties and the GP in accordance with this Section 2. In the event that the GP or any Selling Party, or any affiliate thereof, has received aggregate proceeds in respect of the Sale Payments in excess of the amounts properly allocable to such party hereunder if all Sale Payments had been received as a single Closing Date Payment on the Closing Date, then each such party agrees to promptly return and/or pay over all such excess amounts to the parties entitled thereto.

3.Investor Rollovers.

a.
As set forth in Exhibit 2.1 to the Investment Agreement, Caledon and certain of its affiliates, in lieu of selling certain of their Equity Interests in the YieldCo Entities (the “Rolled Securities”) to the Buyer Group for cash, have elected to contribute the Rolled Securities to the Buyer Group, in exchange for interests in the Buyer Group (the “Caledon Rollover”). The parties agree that Caledon shall be required to make cash payments to the GP pursuant to Section 2 (and to the other Selling Parties pursuant to the second sentence of Section 2d.) as though it had received Sale Payments in respect of the value attributed to the Rolled Securities under the Investment Agreement, including any Proceeds Adjustments applicable thereto (the “Caledon Rollover Amount”), and, for the avoidance of doubt, the Caledon Rollover Amount, including (without duplication) any payments made to the GP in respect thereof, shall be treated as having been distributed in accordance with Section 2 for all purposes under the Investment Agreement, this Letter Agreement, the Aviator Holdings LPA, the governing documents of the YieldCo Entities and the Inter-Seller Agreement dated as of the date hereof among Vantage and the Retained Owners and Retained Vantage (each as defined in the Investment Agreement) (the “Inter-Seller Agreement”).

b.
As set forth in Exhibit 1.1(f) to the Investment Agreement, Buyer Group has required that certain of the Management Members, in lieu of selling their full Applicable Percentage of their Equity Interests in Vantage to the Buyer Group, retain a portion of such Equity Interests (the “Management Rollover”). The parties agree that each applicable Management Member shall be required to make cash payments to the GP pursuant to Section 2 (and to the other Selling Parties pursuant to the second sentence of Section 2d.) as though it had received Sale Payments in respect of the value

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attributed to the Management Rollover under the Investment Agreement including any Proceeds Adjustments applicable thereto (the “Management Rollover Amount”), and, for the avoidance of doubt, the Management Rollover Amount, including (without duplication) any payments made to the GP in respect thereof, shall be treated as having been distributed in accordance with Section 2 for all purposes under the Investment Agreement, this Letter Agreement, the Aviator Holdings LPA, the governing documents of the YieldCo Entities and the Inter-Seller Agreement.
4.Carry Rollover; GP Interest Conversion. The Buyer Group has required that the Carry Rollover Partners, who would otherwise be entitled to receive certain amounts in cash with respect to the Closing Date Payment and the Quincy Adjustment by virtue of their membership interests in the GP, instead convert a portion of such amounts into Class A Units of the Company and contribute such Class A Units to the Buyer Group, in exchange for interests in the Buyer Group (the “Carry Rollover” and, together with the Caledon Rollover and the Management Rollover, the “Rollover Transactions”) as follows:

a.	On the Effective Date (as defined in the Restructuring Agreement), and pursuant to the Restructuring Agreement:

i.
The indicative amount of the Closing Date Payment due to the Selling Parties shall be calculated in accordance with the Investment Agreement, and the indicative allocation of the Closing Date Payment to the GP shall be determined in accordance with Section 2, above, in each case without regard to the Carry Rollover;

ii.
10.18181818% (the “Carry Rollover Percentage”) of the amounts the GP would otherwise be entitled to receive pursuant to the foregoing clause (i) in respect of the Closing Date Payment (the “Closing Carry Rollover Amount”) shall be converted into Class A Units in the Company (the “Closing Converted Interest”);

iii.
In respect of the Closing Date Payment, the Carry Rollover Partners shall receive a distribution of the Closing Converted Interest, and each of (i) the cash payments required to be made by the Buyer Group on the Closing Date under the Investment Agreement, and (ii) the cash payments to which the GP and the Carry Rollover Partners would otherwise be entitled pursuant to Section 2 shall be reduced by an amount equal to the Closing Carry Rollover Amount;

iv.
Upon receipt of the Closing Converted Interest, the Carry Rollover Partners shall contribute the Closing Converted Interest to the Buyer Group, in exchange for an interest in the Buyer Group as set forth in the subsequent steps of the Restructuring Agreement and in Exhibit 2.1 of the Investment Agreement, such that the Carry Rollover Partners ultimately contribute such

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interest to DCR YieldCo Holdings, LP (“DCR Holdings”), in exchange for an interest therein; and

v.
The Closing Carry Rollover Amount shall be treated as having been paid by the Buyer Group and distributed to the GP in accordance with Section 2 for all purposes under the Investment Agreement, this Letter Agreement, the Aviator Holdings LPA, the governing documents of the YieldCo Entities and the Inter-Seller Agreement.

b.	If the Quincy Adjustment occurs, on the effective date of the Quincy Adjustment:

i.
The indicative amount of the Quincy Adjustment due to the Selling Parties shall be calculated in accordance with the Investment Agreement, and the indicative allocation of the Quincy Adjustment to the GP shall be determined in accordance with Section 2 above, in each case without regard to the Quincy Carry Rollover Amount (defined below);

ii.
The Carry Rollover Percentage of the amounts the GP would otherwise be entitled to receive pursuant to the foregoing clause (i) in respect of the Quincy Adjustment (the “Quincy Carry Rollover Amount”) shall be converted into Class A Units in the Company (the “Quincy Converted Interest”);

iii.
In respect of the Quincy Adjustment, the Carry Rollover Partners shall receive a distribution of the Quincy Converted Interest, and each of (i) the cash payments required to be made by the Buyer Group from the Specified BBNB Lease Escrow Funds in respect of the Quincy Adjustment, and (ii) the cash payments to which the GP and the Carry Rollover Partners would otherwise be entitled pursuant to Section 2 shall be reduced by an amount equal to the Quincy Carry Rollover Amount;

iv.
Upon the receipt of the Quincy Converted Interest, the steps of the Restructuring Agreement and Exhibit 2.1 of the Investment Agreement shall be adjusted, such that the entirety of the Quincy Converted Interest is ultimately contributed by the Carry Rollover Partners to DCR Holdings in accordance with the sequential transaction steps set forth therein (the “Carry Rollover Adjustment”), in exchange for an interest therein; and

v.
The Quincy Carry Rollover Amount shall be treated as having been paid by the Buyer Group and distributed to the GP in accordance with Section 2 for all purposes under the Investment Agreement, this Letter Agreement, the Aviator Holdings LPA, the governing documents of the YieldCo Entities and the Inter-Seller Agreement.

5.Effect of Rollover Transactions. For the avoidance of doubt, the parties agree that:

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a.
the intent of the foregoing Sections 3 and 4 is that each Selling Party that is not participating in a Rollover Transaction shall receive Sale Payments in the amount such Selling Party would have received if the Rollover Transactions had not occurred, and all Sale Payments had instead been received as cash; and

b.
the intent of the foregoing Section 4 is that the Carry Rollover shall affect the GP’s and the Carry Rollover Partners’ rights in respect of the Closing Payment only, and shall not modify their respective rights with respect to any Proceeds Adjustments or Subsequent Payments, as defined below.

6.Sample Calculations. A sample calculation of the Rollover Transactions and the allocation of the Sale Payments (including estimated Proceeds Adjustments) among the GP and the other Selling Parties is set forth as Exhibit B hereto. The parties acknowledge that the calculations set forth on Exhibit B are used for illustration purposes only and that the final Rollover Transactions and allocation of the Sale Payments among the Selling Parties and the GP will be determined by the Asset Manager in accordance with this Letter Agreement, after the determination of the final amount of all Sale Payments, including all Proceeds Adjustments.
7.Subsequent Payments. Notwithstanding anything to the contrary in Section 5.5 of the Aviator Holdings LPA, subsequent to the Restructuring and the Sale, the GP will remain entitled to receive payments in respect of distributions other than the Sale Payments (“Subsequent Payments”), by virtue of its continuing general partnership interests in the YieldCo Entities and the DevCo Entities, as provided for in the governing documents for the YieldCo Entities and the DevCo Entities, respectively, as adopted and/or amended in connection with the Restructuring, and as further amended from time to time. For the avoidance of doubt, the parties agree that all such Subsequent Payments shall be made in accordance with the express terms of the applicable governing documents for the YieldCo Entities and DevCo Entities, as applicable, without reference to the terms of any pre-Restructuring Operative Document, but subject to any agreement made between the GP and a Selling Party.
8.Post-Closing Earnout Rollover. Promptly following the Closing Date, and in any event prior to the first date on which a Post-Closing Proceeds Adjustment is anticipated to be received, each of the Carry Rollover Partners undertakes to assign and contribute to CC Valhalla Investor, LLC, a Delaware limited liability company (the “Post-Closing Earnout Rollover Vehicle”), on such terms and conditions as the Buyer Group and the Carry Rollover Partners shall reasonably agree, the right to receive forty percent (40%) of all Post-Closing Proceeds Adjustments to which the Carry Rollover Partners would otherwise be entitled pursuant to Section 2 by virtue of their membership interests in the GP (the “Post-Closing Earnout Rollover”). It is anticipated that the Post-Closing Earnout Rollover shall be structured as a direct or indirect assignment and contribution by the Carry Rollover Partners of an interest in the General Partner to the Post-Closing Earnout Rollover Vehicle, it being understood and agreed that the Buyer Group and the Carry Rollover Partners shall cooperate in good faith to structure the Post-Closing Earnout Rollover in a tax efficient manner.”
9.Disputes. If any Selling Party disputes any allocation, determination or decision made by the Asset Manager, such Selling Party shall deliver written notice to the Asset Manager,

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the other Selling Parties and the GP setting forth in reasonable detail its dispute (an “Objections Notice”). The disputing Selling Party, the Asset Manager and the other parties affected by the Objections Notice (collectively, the “Relevant Parties”) will negotiate in good faith to resolve any dispute identified in an Objections Notice. If the Relevant Parties, notwithstanding such good faith effort, fail to resolve such dispute within thirty (30) days after the Asset Manager’s receipt of the Objections Notice, then the Relevant Parties will jointly engage Deloitte, or if Deloitte is unable to provide services without conflict, an independent auditor reasonably acceptable to the Relevant Parties (the “Independent Auditor”) to resolve any items remaining in dispute. As promptly as practicable thereafter, the Relevant Parties will (A) each prepare and submit a presentation to the Independent Auditor setting forth its respective position on the remaining disputed items and (B) cause the Independent Auditor make a determination with respect thereto, which determination will not be outside the range defined by the respective amounts proposed by the Relevant Parties in their submissions to the Independent Auditor. In making such determination, the Independent Auditor, acting as an expert and not an arbitrator, will rely solely upon the written presentations by the Relevant Parties (and not on any independent review), copies of which determination shall be delivered to the Relevant Parties. Each of the Relevant Parties will execute and deliver a customary engagement letter as may be requested by the Independent Auditor, and the disputing Selling Party, on the one hand, and the other Relevant Parties, on the other hand, will bear that percentage of the fees and expenses of the Independent Auditor equal to the proportion (expressed as a percentage and determined by the Independent Auditor) of the dollar value of the disputed amounts determined in favor of the other by the Independent Auditor. The determination made by the Independent Auditor will be final, conclusive and binding on the Relevant Parties, and will not be subject to appeal or further review, absent manifest error.
10.Termination as to the Company and DC REIT. The parties hereto acknowledge, understand and agree that the liabilities and obligations of the Company and DC REIT hereunder shall terminate and expire upon the completion of the Restructuring, as such term is defined in the Investment Agreement. For the avoidance of doubt, notwithstanding the foregoing termination, any obligations of the other parties hereto which make reference to the Aviator Holdings LPA shall continue to be determined after such date by reference to the terms of the Aviator Holdings LPA as in effect on the date hereof.
11.Miscellaneous. This Letter Agreement may not be assigned by any party without the prior written consent of each other party hereto. This Letter Agreement may not be amended, and no provision hereof waived or modified, except by an instrument in writing signed by each party hereto. There is no express or implied intention to benefit any other person not party to this Letter Agreement and nothing contained in this Letter Agreement is intended, nor shall anything herein be construed, expressly or implicitly, to confer any rights, benefits or remedies, legal or equitable, in any person other than the persons party hereto, except that the Buyer Group shall be an intended third party beneficiary of Section 8 hereof, entitled to enforce such Section in accordance with its terms. This Letter Agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware (without giving effect to any conflict of laws provisions which would apply the law of a different jurisdiction).

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